Please file this Prospectus Supplement with your records.


STRONG MUNICIPAL MONEY MARKET FUND
STRONG SHORT-TERM MUNICIPAL BOND FUND
STRONG INSURED MUNICIPAL BOND FUND
STRONG MUNICIPAL BOND FUND
STRONG HIGH-YIELD MUNICIPAL BOND FUND

Supplement to Prospectus dated May 1, 1995


The following portfolio-management changes were effective December 1995:


Strong Short-Term Municipal Bond Fund. Mr. Steven D. Harrop will serve as the portfolio manager of the Fund. He also manages the Strong Municipal Money Market Fund and the Strong Municipal Advantage Fund, a new, ultra short-term municipal bond fund that began operations on November 29, 1995.

Strong Insured Municipal Bond Fund and Strong Municipal Bond Fund. Formerly a co-portfolio manager, Ms. Mary-Kay H. Bourbulas will assume sole portfolio-management responsibility for both Funds.


The following portfolio-management change is effective February 1996:


Strong High-Yield Municipal Bond Fund. Ms. Mary-Kay H. Bourbulas will serve as the portfolio manager of the Fund. She had co-managed the Fund from its inception in October 1993 until December 1995.


For more information on Mr. Harrop and Ms. Bourbulas, please see pages I-25 through I-26 of the Funds' prospectus.


The date of this Prospectus Supplement is February 2, 1996.